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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "EXPERTS" and to the use of our report dated June 24, 1997 with respect to the balance sheet of IDS Futures Corporation included in Post-Effective Amendment No. 4 to the Registration Statement (Form S-1 No. 33-86894) and related Prospectus of IDS Managed Futures, L.P. for the registration of $50,000,000 of limited partnership interests.


                                          Ernst & Young LLP


Minneapolis, Minnesota



April 17, 1998